General Government

Securities Money

Market Fund

ANNUAL REPORT November 30, 1999

(reg.tm)







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.




                                 Contents

                                 THE FUND

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            13   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION

                                 Back Cover



                                                                       The Fund

                                                  General Government Securities

                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for General Government Securities Money Market Fund, covering the 12-month period from December 1, 1998 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bernard W. Kiernan, Jr.

When the reporting period began, the Federal Reserve Board had just completed a series of short-term interest-rate cuts in an attempt to stimulate economic growth after the spread of a global financial crisis in overseas markets. Its strategy apparently worked, because signs of renewed economic strength in the U.S. and abroad became evident early in 1999, fueling fears that inflationary pressures might re-emerge.

As a result, after remaining relatively steady during the first quarter of 1999, yields on money market securities rose in response to expectations that the Federal Reserve Board might raise short-term interest rates. In fact, the
Federal  Reserve  Board  raised  rates three times during the summer and fall of
1999   in  an  attempt  to  forestall  a  potential  resurgence  of  inflation.

We appreciate your confidence over the past year, and we look forward to your continued participation in General Government Securities Money Market Fund

Sincerely,



/s/Stephen E. Canter
_______________________
Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
December 15, 1999


2





DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Portfolio Manager

How did General Government Securities Money Market Fund perform during the period?

For the 12-month period ended November 30, 1999, the fund produced a yield of 4.33% for Class A shares and 4.09% for Class B shares, which, taking into account the effect of compounding, created an effective yield of 4.42% for Class A shares and 4.17% for Class B shares.(1)

What factors influenced the fund's performance?

For the U.S. economy, economic uncertainty and fear, largely a result of the Asian financial crisis and Russian default, marked the beginning of the reporting period. The Federal Reserve Board, in an attempt to cushion the United States economy from negative overseas events, sharply lowered short-term interest rates.

Global markets remained unsettled as 1999 began. However, despite continued concerns regarding uncertainty about Japanese economic reform and devaluation of the Russian ruble, the general atmosphere of crisis eased, and the focus of U.S. monetary policy makers shifted back to the domestic economy. As concern over the impact of offshore events faded, the Fed began to voice concerns about inflationary pressures.

The performance of the U.S. economy in the first quarter of 1999 was much stronger than expected. Even though the Gross Domestic Product (GDP) grew at a rate of 4.3%, inflation was benign. Despite a tight labor market, there was no evidence of advancing wage pressure. Many economic analysts believed that advances in technology would make it possible for the economy to grow faster than previously thought possible without igniting inflation. Despite concern that imbalances in the economy might eventually derail the nine-year economic expansion, the U.S. economy continued to grow and the Fed held steady on short-term interest rates.

                                                             The Fund 3




DISCUSSION OF FUND PERFORMANCE (CONTINUED)

A surprisingly large jump in the Consumer Price Index in May pushed policy makers closer to a rate hike. Although the Fed did not immediately raise interest rates, it did announce a significant shift, adopting a "bias" towards tightening -- that is, raising short-term rates. With that shift in bias came a resulting change in market psychology, and market participants began to anticipate a move by the Fed toward higher rates.

That move came in June, when at its Open Market Committee meeting, the Fed raised short-term rates by 0.25%. At the same time, however, it announced that it was shifting its bias back to neutral - indicating no intention of an immediate rate increase. The market hoped that this pre-emptive strike to head off the threat of inflation would signal an end to Fed tightening.

Such hopes would be short-lived, however, as strong economic growth with rising wages and benefits renewed inflationary concerns. At its August Open Market Committee meeting, the Fed raised the federal funds rate by an additional 0.25%, and signaled its added resolve by raising the discount rate by 0.25%. Although second quarter GDP growth dropped to a seemingly more sustainable, less inflationary 1.9% , the effects of the two short-term rate hikes have yet to fully affect the performance of the economy.

As the fund' s fiscal year ended, the economy continued to send mixed signals. Third quarter GDP growth accelerated to a rapid 4.8%, yet key indicators of employment costs, job creation and inflation were at lower levels than would be expected given such economic strength. A continued fear of inflationary pressures led the Fed to institute a third rate hike in November. The Fed's primary concern continues to be the tightness of the U.S. labor market. At the end of the fund' s fiscal year, there appeared to be no imminent threat of inflation. The question remains, however, how long the economy can sustain its current rate of growth without igniting unfavorable inflationary pressures.

4


What is the fund's current strategy?

The shift in market psychology towards rising rates had a negative impact on money market performance. The stock market showed increased volatility, and such volatility often spilled over into the Treasury bond and money markets. Currency market volatility impacted the performance of dollar-denominated fixed-income securities. During the period there was also the occasional "flight to quality" when credit concerns lead investors to seek out bonds and money market instruments of only the highest quality issuers.

In response, your fund has adopted a somewhat defensive strategy, reducing the average maturity of our investments and building a liquidity cushion. This higher level of cash should aid in protecting the fund from potential future volatility, as well as position the fund to benefit if interest rates rise in the near future.

December 15, 1999

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD FIGURES PROVIDED FOR CLASS B SHARES REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S CLASS B YIELDS WOULD HAVE BEEN LOWER. WITHOUT THE EXPENSE ABSORPTION, THE FUND'S CLASS B SHARES WOULD HAVE PRODUCED A YIELD OF 4.06% AND AN EFFECTIVE YIELD OF 4.14%.

                                                             The Fund 5



STATEMENT OF INVESTMENTS

November 30, 1999

                                                                          Annualized
                                                                            Yield on
                                                                             Date of              Principal
U.S. GOVERNMENT AGENCIES--103.0%                                         Purchase (%)            Amount ($)            Value ($)

Federal Farm Credit Bank, Consolidated Systemwide

  Floating Rate Notes

      1/28/2000                                                                  5.57  (a)       50,000,000            50,000,000

      2/9/2000                                                                   5.55  (a)       25,000,000            24,999,089

      3/17/2000                                                                  5.55  (a)       50,000,000            49,997,248

Federal Home Loan Banks, Discount Notes

   12/1/1999                                                                     5.57            37,979,000            37,979,000

   2/4/2000                                                                      5.59            67,278,000            66,615,966

   2/4/2000                                                                      5.03            16,365,000            16,354,890

   2/22/2000                                                                     4.89            50,000,000            49,994,520

   3/2/2000                                                                      5.04            28,727,000            28,374,615

   3/15/2000                                                                     4.94            10,000,000             9,862,625

   5/26/2000                                                                     5.24            40,000,000            39,992,560

   7/13/2000                                                                     5.44            40,000,000            39,981,803

   7/28/2000                                                                     5.70            25,000,000            24,101,667

   12/1/2000                                                                     5.86            47,400,000            47,347,386

Federal Home Loan Banks, Floating Rate Notes

   2/4/2000                                                                      5.59  (a)       50,000,000            50,000,000

   4/7/2000                                                                      5.60  (a)       25,000,000            24,995,716

   4/14/2000                                                                     5.59  (a)       50,000,000            49,991,701

   6/21/2000                                                                     5.60  (a)      100,000,000            99,978,242

   8/11/2000                                                                     5.67  (a)      100,000,000           100,000,000

   10/5/2000                                                                     5.62  (a)       50,000,000            50,000,000

Federal Home Loan Banks, Notes

   1/14/2000                                                                     4.77            65,000,000            65,001,992

Federal Home Loan Mortgage Corporation,

  Discount Notes

      3/2/2000                                                                   4.97             3,640,000             3,595,907

      6/13/2000                                                                  5.42            25,000,000            24,303,958

Federal National Mortgage Association,

  Discount Notes

      12/2/1999                                                                  5.32            25,000,000            24,996,347

      2/4/2000                                                                   4.89            25,000,000            24,789,653

      3/10/2000                                                                  5.14            26,845,000            26,840,086

      4/20/2000                                                                  4.96            25,000,000            24,994,414

      5/22/2000                                                                  5.10            25,000,000            24,994,284

      8/17/2000                                                                  5.77            20,000,000            19,211,333

Federal National Mortgage Association,

  Floating Rate Notes

      12/1/1999                                                                  5.58  (a)       50,000,000            50,000,000

      8/9/2000                                                                   5.67  (a)      100,000,000            99,965,574



6

                                                                           Annualized
                                                                            Yield on
                                                                             Date of              Principal
U.S. GOVERNMENT AGENCIES (CONTINUED)                                     Purchase (%)            Amount ($)            Value ($)

Student Loan Marketing Association,

  Floating Rate Notes

      2/25/2000                                                                  5.60  (a)       50,000,000           49,994,227

Student Loan Marketing Association, Notes

   11/1/2000                                                                     5.80             8,654,000            8,662,367

TOTAL INVESTMENTS

   (cost $1,307,917,170)                                                                         103.0%            1,307,917,170

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (3.0%)             (38,220,872)

NET ASSETS                                                                                       100.0%            1,269,696,298

(A) THE INTEREST RATE, WHICH WILL CHANGE PERIODICALLY, IS BASED ON THE BANK'S PRIME RATE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 7



STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999

                                                             Cost         Value

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,307,917,170  1,307,917,170

Cash                                                                    603,176

Interest receivable                                                   9,429,673

Prepaid expenses and other assets                                        37,654

                                                                  1,317,987,673

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           480,484

Due to Distributor                                                      374,562

Payable for investment securities purchased                          47,347,386

Accrued expenses                                                         88,943

                                                                     48,291,375

NET ASSETS ($)                                                    1,269,696,298

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,269,880,532

Accumulated net realized gain (loss) on investments                   (184,234)

NET ASSETS ($)                                                    1,269,696,298

NET ASSET VALUE PER SHARE

                                                          Class A      Class B

Net Assets ($)                                        610,511,208   659,185,090

Shares Outstanding                                    610,653,178   659,227,356

NET ASSET VALUE PER SHARE ($)                                1.00          1.00

SEE NOTES TO FINANCIAL STATEMENTS.

8


STATEMENT OF OPERATIONS

Year Ended November 30, 1999


INVESTMENT INCOME ($):

INTEREST INCOME                                                     62,724,330

EXPENSES:

Management fee-Note 2(a)                                             6,149,979

Distribution fees--Note 2(b)                                         2,459,992

Shareholder servicing costs-Note 2(c)                                2,206,675

Registration fees                                                      145,472

Custodian fees                                                         100,278

Professional fees                                                       44,603

Directors' fees and expenses-Note 2(d)                                  34,016

Prospectus and shareholders' reports                                    32,053

Miscellaneous                                                           12,420

TOTAL EXPENSES                                                      11,185,488

Less--reduction in shareholder servicing costs due to
  undertaking--Note 2(c)                                             (226,715)

NET EXPENSES                                                        10,958,773

INVESTMENT INCOME--NET                                              51,765,557

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):               (17,123)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                51,748,434

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 9



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended November 30,

                                                     1999                1998

OPERATIONS ($):

Investment income--net                         51,765,557          47,782,386

Net realized gain (loss) on investments          (17,123)                 822

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  51,748,434            47,783,208

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                               (24,572,923)         (25,243,444)

Class B shares                               (27,192,634)         (22,538,942)

TOTAL DIVIDENDS                              (51,765,557)         (47,782,386)

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                              4,892,448,521        4,880,850,136

Class B shares                              1,874,341,394        1,928,335,745

Dividends reinvested:

Class A shares                                 24,329,688           24,694,104

Class B shares                                 26,105,216           21,778,602

Cost of shares redeemed:

Class A shares                            (4,846,137,806)      (4,875,955,150)

Class B shares                            (1,887,236,183)      (1,668,976,351)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 83,850,830          310,727,086

TOTAL INCREASE (DECREASE) IN NET ASSETS       83,833,707          310,727,908

NET ASSETS ($):

Beginning of Period                         1,185,862,591         875,134,683

END OF PERIOD                               1,269,696,298       1,185,862,591

SEE NOTES TO FINANCIAL STATEMENTS.


10


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                             Ten Months Ended
                                                      Year Ended November 30,     November 30,    Year Ended January 31,

CLASS A SHARES                                            1999       1998              1997(a)    1997     1996      1995

PER SHARE DATA ($):

Net asset value, beginning of period                      1.00       1.00                1.00     1.00      1.00     1.00

Investment Operations:

Investment income--net                                     .043        .048               .040     .047       .052    .038

Distributions:

Dividends from investment income--net                     (.043)      (.048)             (.040)   (.047)     (.052)  (.038)

Net asset value, end of period                            1.00        1.00               1.00     1.00       1.00    1.00

TOTAL RETURN (%)                                          4.42        4.88               4.84(b)  4.75       5.35    3.90

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                    .76         .77                .82(b)   .82        .84     .83

Ratio of net investment income
   to average net assets                                  4.35        4.77               4.78(b)  4.65       5.22    3.82

Net Assets, end of period ($ x 1,000)                  610,511     539,878              510,289 519,861   530,054  513,345

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JANUARY 31 TO NOVEMBER 30.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                The Fund 11




FINANCIAL HIGHLIGHTS (Continued)

                                                                             Ten Months Ended
                                                   Year Ended November 30,        November 30,            Year Ended January 31,

CLASS B SHARES                                       1999          1998                1997(a)             1997         1996(b)

PER SHARE DATA ($):

Net asset value,
   beginning of period                               1.00          1.00                 1.00               1.00            1.00

Investment Operations:

Investment income--net                               .041           .046                 .038               .045            .042

Distributions:

Dividends from
   investment income--net                           (.041)         (.046)               (.038)             (.045)          (.042)

Net asset value, end of period                      1.00           1.00                 1.00               1.00            1.00

TOTAL RETURN (%)                                    4.17           4.66                 4.69(c)            4.58           5.04(c)

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.00          0.97                 1.00(c)            1.00           1.00(c)

Ratio of net investment income
   to average net assets                             4.09          4.55                 4.60(c)            4.48           5.01(c)

Decrease reflected in above
   expense ratios due to
   undertakings by the Manager                        .03           .05                  .05(c)             .08            .10(c)

Net Assets,
   end of period ($ x 1,000)                      659,185       645,984                 364,845          90,175               58

(A) THE FUND CHANGED ITS FISCAL YEAR END FROM JANUARY 31 TO NOVEMBER 30.

(B) FROM MARCH 31, 1995 (COMMENCEMENT OF INITIAL OFFERING) TO JANUARY 31, 1996.

(C) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

12



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

General Government Securities Money Market Fund (the "fund") is a separate diversified series of General Government Securities Money Market Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company, currently offering two series, including the fund. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. , which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective October 25, 1999, the fund's name was changed from "General Government Securities Money Market Fund, Inc." to "General Government Securities Money Market Fund".

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares, which are sold to the public without a sales load. The fund is authorized to issue 16 billion shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Class A (15 billion shares authorized) and Class B (1 billion shares authorized). Class A shares and Class B shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class A shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act, Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and, in addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on pro rata basis.

                                                             The Fund 13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $6,975 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.


14

(c) Dividends to shareholders: It is the policy of the fund to declare dividends from investment income-net on each business day. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $189,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1999. If not applied, $19,000 of the carryover expires in fiscal 2003, $63,000 expires in fiscal 2004, $90,000 expires in fiscal 2005 and $17,000 expires in fiscal 2007.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the fund's average net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess


                                                                    The Fund 15



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

expense. During the period ended November 30, 1999, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan with respect to Class A shares (the "Plan"), adopted pursuant to Rule 12b-1 under the Act, Class A shares directly bear the costs of preparing, printing and distributing prospectuses and statements of additional information and implementing and of operating the Plan. In addition, Class A shares reimburse (a) the Distributor for payments made for distributing their shares and servicing shareholder accounts ("Servicing") and (b) the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and their affiliates (collectively "Dreyfus") for payments made for Servicing, at an aggregate annual rate of up to .20 of 1% of the value of the fund's average daily net assets of Class A. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of Class A Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the fund's Board of Directors. If a holder of Class A shares ceases to be a client of a Service Agent, but continues to hold Class A shares, Dreyfus will be permitted to act as a Service Agent in respect of such fund shareholders and receive payments under the Service Plan for Servicing. The fees payable for Servicing are payable without regard to actual expenses incurred. During the period ended November 30, 1999, Class A shares were charged $1,131,021 pursuant to the Plan.

Under the Distribution Plan with respect to Class B shares (" Class B Distribution Plan" ), adopted pursuant to Rule 12b-1 under the Act, Class B shares directly bear the costs of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan. In addition, Class B shares reimburse the Distributor for payments made to third parties for distributing Class B shares at an aggregate annual rate of up to .20 of 1% of the value of the average daily net assets of Class B. During the period ended November 30, 1999, Class B shares were charged $1,328,971 pursuant to the Class B Distribution Plan.

16


(c) Under the fund's Shareholder Services Plan with respect to Class A ("Class A
Shareholder   Services   Plan"), Class  A  shares  reimburse  Dreyfus  Service
Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1999, Class A shares were charged $122,119 pursuant to the Class A Shareholder Services Plan.

Under the fund's Shareholder Services Plan with respect to Class B ("Class B Shareholder Services Plan"), Class B shares pay the Distributor for the provision of certain services to the holders of Class B shares a fee at an annual rate of .25 of 1% of the value of the average daily net assets of Class
B. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class B shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

The Manager had undertaken from December 1, 1998 through November 30, 1999 that if the aggregate expenses of Class B shares of the fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded 1% of the value of the average daily net assets of Class B, the Manager will reimburse the expenses of the fund under the Class B Shareholder Services Plan to the extent of any excess expense and up to the full fee payable under the Class B Shareholder Services Plan. During the period ended November 30, 1999, Class B shares were charged $1,993,456 pursuant to the Class B Shareholder Services Plan, of which $226,715 was reimbursed by the Manager.

                                                             The Fund 17



NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement, for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $60,221, pursuant to the transfer agency agreement.

(d) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


18


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

General Government Securities Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of General Government Securities Money Market Fund (one of the Series constituting General Government Securities Money Market Funds, Inc.) as of November 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General Government Securities Money Market Fund at November 30, 1999, and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                             [ERNST & YOUNG LLP SINGATURE LOGO]

New York, New York
January 6, 2000

                                                             The Fund 19




IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 66.65% of the ordinary income dividends paid during its fiscal year ended November 30, 1999 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

20


                                                           For More Information

                        General Government Securities Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian
                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent
                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor
                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  975AR9911